UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

            Date of Report (Date of earliest reported): May 10, 2007

                             BJ'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

      California                      0-21423                   33-0485615
      ----------                      -------                   ----------
   (State or other                  (Commission                (IRS Employer
    jurisdiction                    File Number)            Identification No.)
  of incorporation)

             7755 Center Avenue
                 Suite 300
       Huntington Beach, California                 92647
       -----------------------------                -----
  (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (714) 500-2400
                                                           --------------

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On May 10, 2007, BJ's Restaurants, Inc., a California corporation (the "Registrant"), issued a press release titled, "BJ's Restaurants, Inc. Opens in Norman, Oklahoma; Palmdale, California Opening Sets New Company Sales Record." The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Form 8-K and Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

          Exhibit No.           Description

            99.1                Press Release dated May 10, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BJ'S RESTAURANTS, INC.
May 10, 2007                                     (Registrant)

                                                 By:  /s/ GERALD W. DEITCHLE
                                                    ----------------------------
                                                       Gerald W. Deitchle
                                                       Chief Executive Officer,
                                                       President and Director

                                                 By:  /s/ GREGORY S. LEVIN
                                                    ----------------------------
                                                       Gregory S. Levin
                                                       Chief Financial Officer